UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 18, 2016

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2929 Seventh Street, Suite 100

Berkeley, CA 94710-2753

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On January 18, 2016, Dynavax Technologies Corporation ("Dynavax") entered into Amendment No. 7 to the Research Collaboration and License Agreement dated September 1, 2006 by and between Dynavax and AstraZeneca AB ("AstraZeneca"), effective as of January 13, 2016 (the "Amendment"), pursuant to which AstraZeneca will now conduct a Phase 2a safety and efficacy trial of AZD1419 in patients with asthma, that was originally to be conducted by Dynavax.

The foregoing summary is not complete and is qualified in its entirety by reference to the Amendment, which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2016.

On January 19, 2016, Dynavax issued a press release announcing the Amendment. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

99.1 Press Release, dated January 19, 2016, titled "Dynavax and AstraZeneca Amend their Agreement for Asthma Drug Candidate"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation
Date: January 20, 2016	By:	/s/ DAVID JOHNSON
David Johnson
Vice President

EXHIBIT INDEX

Exhibit No.	Description

EX-99.1	Press Release, dated January 19, 2016, titled "Dynavax and AstraZeneca Amend their Agreement for Asthma Drug Candidate"